Exhibit 99.2
Valmont® © 2024 Industries, Inc. 4Q and Full Year 2023 Earnings Presentation February 22, 2024

Today’s Agenda 2 February 22, 2024 | Valmont Industries, Inc. 01 02 03 04 2023 Results & Market Dynamics 4Q 2023 Results & Initial 2024 Outlook Valmont Business Model Long-term Financial Targets

These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission, as well as future economic and market circumstances, industry conditions, company performance and financial results, operating efficiencies, availability and price of raw materials, availability and market acceptance of new products, product pricing, domestic and international competitive environments, geopolitical risks and actions and policy changes of domestic and foreign governments. Consequently, such forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Disclosure Regarding Forward-Looking Statements 3 February 22, 2024 | Valmont Industries, Inc.

CEO Opening Comments Avner Applbaum, President & CEO 4 February 22, 2024 | Valmont Industries, Inc.

Full Year 2023 Financials and Key Messages 5 February 22, 2024 | Valmont Industries, Inc. The global Valmont team navigated a dynamic demand environment and delivered solid full-year results; expanded gross and adjusted operating margins and grew adjusted diluted earnings per share despite lower sales Infrastructure net sales were $3.0 billion, up 3% year-over-year; due to strong growth in Solar and TD&S driven by multi-year secular drivers, offset by reduced volumes in Telecommunications Operational excellence and pricing strategies in both segments drove margin expansion and allowed us to capture the value we add to customers Agriculture net sales were $1.2 billion, down 12% year-over-year; due to lower North America volumes, partially offset by international sales growth 7.0% Operating Margin $4.2B Net Sales (3.9%) Y/Y Net Sales 11.3% Adj. Operating Margin1 $6.78 GAAP Diluted EPS $14.98 Adj. Diluted EPS1 $307M Operating Cash Flow $395M Cash Returned to Shareholders 1Please see Reg G reconciliation to GAAP measures at end of document.

Infrastructure Agriculture Near-Term Dynamic Markets with Multi-Year Drivers • Benefiting from several long-term, secular growth drivers • Utilities are sustaining elevated capex spending due to grid hardening initiatives, power load growth and the energy transition • Transportation market demand is supported by road construction investment; future benefits expected from Infrastructure Investment and Jobs Act (“IIJA”) although funding is slower than anticipated • Solar expects to see demand tailwinds from the Inflation Reduction Act (“IRA”); 10-year investment tax credit extension supports US demand; favorable policies support international demand • Telecom softness as wireless carriers have communicated reduced capex spending this year, following record levels of investment • U.S. net farm income levels are expected to decline significantly in 2024 compared to 2023 which is weighing on sentiment; however, growers’ balance sheets are expected to remain strong • International market fundamentals are mixed ‒ Brazil sentiment and expected farm income levels are softening due to lower grain prices, high interest rates, and unfavorable weather patterns; however, remains a key part of our long-term strategy ‒ Project pipeline is providing a multi-year line of sight; food security concerns, the ability to produce goods for export and growing populations driving demand; Egypt project shipments expected to continue throughout 2024 6 February 22, 2024 | Valmont Industries, Inc.

Financial Results and Outlook Tim Francis, Interim CFO 7 February 22, 2024 | Valmont Industries, Inc.

4Q 2023 Financial Summary 8 February 22, 2024 | Valmont Industries, Inc. • Infrastructure sales decreased 3.0%, Agriculture sales decreased 18.9% • GAAP operating margin decreased to 6.3%; Adjusted1 operating margin decreased to 9.9% • GAAP Diluted Earnings per Share was $1.38; Adjusted1 Diluted Earnings per Share was $3.18 GAAP Adjusted1 $M, except EPS 4Q 2023 4Q 2022 Y/Y 4Q 2023 4Q 2022 Y/Y Net Sales 1,015.5 1,131.5 -10.3% 1,015.5 1,098.2 -7.5% Operating Income 63.5 109.7 -42.1% 100.2 113.7 -11.9% Operating Margin 6.3% 9.7% -340bps 9.9% 10.4% -50bps Net Earnings 28.6 40.3 -29.1% 66.0 77.3 -14.5% Diluted EPS 1.38 1.86 -25.8% 3.18 3.57 -10.9% 1Please see Reg G reconciliation to GAAP measures at end of document.

4Q 2023 Results | Infrastructure 9 February 22, 2024 | Valmont Industries, Inc. Sales ($M) Operating Income ($M) $771.3 $748.3 2022 2023 $99.6 $82.6 $99.6 $98.7 2022 2023 2022 2023 Sales ($M) 2022 2023 % Transmission, Distribution, and Substation (TD&S) $302.4 $316.7 +5% Lighting and Transportation (L&T) $239.5 $236.2 -1% Coatings $92.4 $84.1 -9% Telecommunications $87.6 $56.7 -35% Solar $49.4 $54.6 +11% Adjusted1 -3.0% GAAP: -17.1% : -0.9% 13.0% 11.1% 13.0% 13.2% • Sales decreased slightly year-over-year • Higher volumes in TD&S and Solar, and favorable pricing across the portfolio, were more than offset by lower Telecom and Coatings volumes • Operating margin decreased 190 bps to 11.1% (increased 20 bps to 13.2% adjusted1 ); favorable pricing and deliberate actions to improve COGS were more than offset by lower volumes 1Please see Reg G reconciliation to GAAP measures at end of document.

4Q 2023 Results | Agriculture 10 February 22, 2024 | Valmont Industries, Inc. • Sales down 18.9% year-over-year • North America sales were lower as farmer sentiment remains muted and 4Q 2022 benefited from ongoing delivery of elevated backlog • Average irrigation selling prices were comparable to last year • International growth was led by higher project sales and sales from the HR Products acquisition, offset by lower sales in Brazil • Operating margin decreased; driven by lower volumes and higher SG&A Sales ($M) Operating Income ($M) $335.1 $271.6 2022 2023 $40.5 $13.9 $44.5 $27.8 2022 2023 2022 2023 Sales ($M) 2022 2023 % North America $202.6 $136.4 -33% International $132.5 $135.2 +2% Irrigation Equipment and Parts $303.0 $244.1 -19% Technology Products and Services $32.1 $27.5 -14% GAAP: -65.6% Adjusted1 : -37.6% 12.2% 5.2% 13.4% 10.3% -18.9% NM = “not meaningful” 1Please see Reg G reconciliation to GAAP measures at end of document.

YTD Cash Flow Highlights 11 February 22, 2024 | Valmont Industries, Inc. $M YTD 12/30/2023 Net Cash Flows from Operating Activities $307 Net Cash Flows from Investing Activities (115) Net Cash Flows from Financing Activities (176) Net Cash Flows from Operating Activities $307 Purchase of Property, Plant, & Equipment (97) Free Cash Flows $210 • Strong 4Q 2023 Operating Cash Flows of ~$116 million • Full Year free cash flow of $210 million, driven by net earnings and diligent working capital management, primarily reductions in inventory

Balanced Approach to Capital Allocation 2023 Full Year Capital Deployment: $525M 12 February 22, 2024 | Valmont Industries, Inc. Growing Our Business Returning Cash To Shareholders • Targeting opportunities in end markets with favorable and global long-term demand trends • Completed acquisition of HR Products • Returns exceeding cost of capital within 3 years • Q4 Capex of $26M as we continue to invest in strategic capacity expansions • Prioritize projects that deliver high ROIC • Support Industry 4.0 technology to drive efficiency and productivity • Q4 Dividends Paid $12.5M • 9% dividend increase announced February 2023 • Payout ratio target: 15% of earnings • Q4 Share Repurchase of $178.6M, inclusive of $120.0M Accelerated Share Repurchase • Additional $400M share repurchase authorization announced February 2023; ~$136M remains on current authorization • Opportunistic approach, supported by free cash flow $97M Capital Expenditures $33M Acquisitions $345M Share Repurchases $50M Dividends

Strong Balance Sheet and Liquidity 13 February 22, 2024 | Valmont Industries, Inc. As of December 30, 2023 Cash $203 M Total Long-Term Debt $1,108 M Shareholders’ Equity $1,354 M Total Debt to Adj. EBITDA1 1.84 x Available Credit Under Revolving Credit Facility2 $422 M Cash $203 M Total Available Liquidity $625 M • Long-term debt mostly fixed-rate, with long-dated maturities in 2044 and 2054 • Total Debt to Adjusted EBITDA remains within our desired range of 1.5 to 2.5 times • Strong and flexible balance sheet to support balanced capital allocation strategy 1 Please see Adjusted EBITDA and Leverage Ratio at end of document. 2 $800M Total Revolver less borrowings and Standby LCs of $378M.

Segment Assumptions Other Assumptions Full Year 2024 Outlook and Key Assumptions • Growth in Infrastructure is expected to be more than offset by lower Agriculture sales • Infrastructure sales are expected to approach MSD growth; lingering telecom softness is expected to be more than offset by strong demand in our other infrastructure markets • Agriculture sales are expected to decrease 15 to 20% due to lower grain prices and farm income projections, and normalized backlog • Expect modest full-year operating margin improvement compared to 2023 • Commitment to pricing leadership and ongoing improvement in operational efficiencies to offset deleverage from volume decline • Lower SG&A expense including benefit of the organizational realignment program announced in October 2023 • Effective tax rate of ~26% • Minimal expected foreign currency translation impact to net sales • Capital expenditures expected to be in the range of $125 to $140 million to support strategic growth initiatives 14 February 22, 2024 | Valmont Industries, Inc. (3.0%) – Flat Change In Net Sales Y/Y $14.25 – $15.50 GAAP Diluted EPS

Valmont Business Model and Long-Term Financial Targets 15 February 22, 2024 | Valmont Industries, Inc.

Valmont Business Model Enables Value Creation 16 February 22, 2024 | Valmont Industries, Inc. Committed to Focus Areas Our stakeholders expect value creation. These focus areas establish our priorities to ensure we deliver on our promises. United by Core Values Our Core Values define who we are, how we approach our mission, and how we engage with others Our Business Model is the foundation in which we will create value and achieve our long-term financial targets. Value Creation Focus Areas Core Values H gi h P- e rfo rmance Culture • ROIC • Sustainability • Innovative Custome r S o ul t oi ns Pass oi n • Integrity • Continuous Improvement • Delive r R es u lts

Above-Market Growth Expected Through the Ag Cycle 17 February 22, 2024 | Valmont Industries, Inc. VMI Growth Rate: MSD+ Each Segment Growing Above Market Strategic Geographic Expansion New Products and Services Customer-Centric Innovation Footprint & Response Time Engineering Capabilities Competitive Advantages and Customer-Centric Innovation Give us Confidence in Delivering Above Market Growth Agriculture Sustainability & Productivity Food Security Population Growth VMI: MSD+ Mkt: MSD Average growth rate through the cycle Infrastructure Multi-Year Energy Transition Aging Infrastructure/Resilience Technology & Data Consumption VMI: MSD+ Mkt: MSD 1MSD: Mid Single Digit

Providing New Long-Term Financial Targets 18 February 22, 2024 | Valmont Industries, Inc. MSD+ Net Sales Growth1 Approaching Mid-Teens Operating Margin 100% Net Earnings FCF Conversion High-Teens Return on Invested Capital Serving markets with positive growth outlook aligned with megatrends Innovation and market expansion to grow above markets Strategic pricing to align with value we deliver Streamlined organization aligned with strategy Operational efficiencies & focus on the outliers A disciplined and efficient capital allocation strategy Internal investments and acquisitions are evaluated based on financial and strategic criteria Managing net working capital to maximize cash flow Supply chain and inventory optimization 1 VMI sales growth through the Agriculture cycle; organic sales growth only Delivering reliable growth while expanding operating margins and ROIC to consistently create shareholder value

Q&A 19 February 22, 2024 | Valmont Industries, Inc.

Appendix 20 February 22, 2024 | Valmont Industries, Inc.

Actual and Projected Transmission Investment 21 February 22, 2024 | Valmont Industries, Inc. Source: Edison Electric Institute Business Analytics Group Updated January 2024

Infrastructure Investment and Jobs Act (IIJA) 22 February 22, 2024 | Valmont Industries, Inc. Source: Grassley.senate.gov Infrastructure Investment and Jobs Act Spending Breakdown (In Order - Most to Least) Previously-Passed Transportation Funding | $650B Roads, Bridges and Related Programs | $111B Energy, Power and Electric Grid Reliability | $107.5B Freight and Passenger Rail | $66B Broadband | $65B Water and Wastewater Infrastructure | $55B Public Transportation | $39.2B Airports | $25B Natural Disaster Prevention and Mitigation | $23.3B Cleaning-Up Abandoned Sites | $21B Army Corps of Engineers | $16.7B Highway and Pedestrian Safety | $11B Ports and Coast Guard | $7.8B Cybersecurity and other Infrastructure Programs | $10.11B

5G Adoption 23 February 22, 2024 | Valmont Industries, Inc. Source: GSMA Intelligence- The Mobile Economy 2023

U.S. Net Cash Farm Income by Year 24 February 22, 2024 | Valmont Industries, Inc. Source: USDA Updated February 7, 2024

U.S. Drought Condition 25 February 22, 2024 | Valmont Industries, Inc. Source: Drought Monitor Updated February 15, 2024

26 February 22, 2024 | Valmont Industries, Inc. Steel Material Index Trends Source: FastMarkets AMM A dynamic steel cost environment can lead to variations in quarterly gross profit margin

The non-GAAP table below discloses the impacts of the impairment of long-lived assets, realignment charges, and non-recurring charges associated with major scope changes for two strategic projects initiated by departed senior leadership on net earnings for fiscal 2023, as well as the impact of the loss from Argentine peso hyperinflation and non-recurring tax benefit items on net earnings. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings to be taken into consideration by management and investors with the related reported GAAP measures. 1Earnings per share includes rounding 2The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Dollars in thousands, except per shares amounts 27 February 22, 2024 | Valmont Industries, Inc.

We previously presented non-GAAP financial measures adjusted for Prospera intangible asset amortization and stock-based compensation recognized for the Prospera employees to provide investors with a better understanding of Agriculture segment performance related to traditional segment products. The Company conducted its annual impairment testing of intangible asset value as of September 2, 2023 and significantly reduced the Prospera intangible asset value. Additionally, the Board of Directors approved certain realignment activities commencing in the third quarter of fiscal 2023 that affected the future stock compensation recognized for the Prospera employees. As a result, we do not consider our historical adjustments related to Prospera to arrive at non-GAAP financial measures to be relevant to investor understanding of fourth quarter of fiscal 2023, second half of fiscal 2023, and future segment performance. Since these items had been specific adjustments to net earnings for the first half of fiscal 2023, we removed what would otherwise have been their effect on fiscal 2023 results which is presented as “further adjusted” net earnings below. 1Earnings per share includes rounding 2The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Dollars in thousands, except per shares amounts 27 February 22, 2024 | Valmont Industries, Inc.

The non-GAAP tables below disclose the impacts of the loss from the divestiture of the offshore wind energy structures business, intangible asset amortization (Prospera), and stock-based compensation recognized for the Prospera employees on net earnings for fiscal 2022 results. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings to be taken into consideration by management and investors with the related reported GAAP measures. 1Earnings per share includes rounding 2The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Dollars in thousands, except per shares amounts 28 February 22, 2024 | Valmont Industries, Inc.

The non-GAAP tables below disclose the impacts of the impairment of long-lived assets, realignment charges, and non-recurring charges associated with major scope changes for two strategic projects initiated by departed senior leadership on fiscal 2023 results. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted operating income (loss) to be taken into consideration by management and investors with the related reported GAAP measures. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Dollars in thousands 29 February 22, 2024 | Valmont Industries, Inc. NM = not meaningful

The non-GAAP tables below disclose the impacts of the intangible asset amortization (Prospera) and stock-based compensation recognized for the Prospera employees on 2022 results. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted operating income to be taken into consideration by management and investors with the related reported GAAP measures. Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Dollars in thousands 30 February 22, 2024 | Valmont Industries, Inc. NM = not meaningful

Excluding Other segment net sales from the fourth quarter and fiscal year ended December 31, 2022, which we refer to in this reconciliation as “Adjusted Net Sales” is a non-GAAP measure. The Other segment net sales were generated by the offshore wind energy structures business which was divested in December 2022. Adjusted Net Sales should not be considered in isolation or as a substitute for net earnings, cash flows from operations or other income or cash flow data prepared in accordance with GAAP, or as a measure of our operating performance or liquidity. The table below shows how Adjusted Net Sales is calculated from the Company’s Statements of Earnings. Adjusted Net Sales is calculated as total net sales less Other segment net sales. Adjusted Net Sales allows investors to analyze our operating performance in light of net sales of a divested business. Reconciliation of Excluding Other Segment Net Sales Dollars in thousands 31 February 22, 2024 | Valmont Industries, Inc. NM = not meaningful

Excluding significant non-recurring items from the fourth quarter and fiscal year ended December 30, 2023, from the calculation of effective tax rate, which we refer to as “Adjusted Effective Tax Rate”, is a non-GAAP measure. Adjusted Effective Tax Rate should not be considered in isolation or as a substitute for the effective tax rate prepared in accordance with GAAP. The table below shows how Adjusted Effective Tax Rate is calculated from the Company’s Statements of Earnings. Adjusted Effective Tax Rate is calculated as total earnings before income taxes and equity in loss of nonconsolidated subsidiaries plus the significant non-recurring items of impairment of long-lived assets, realignment charges, non-recurring charges associated with major scope changes for two strategic projects initiated by departed senior leadership, the loss from Argentine peso hyperinflation, and non-recurring tax benefit items. Adjusted Effective Tax Rate allows investors to analyze our effective tax rate in light of these non-recurring items. Reconciliation of Adjusted Effective Tax Rate Dollars in thousands 32 February 22, 2024 | Valmont Industries, Inc.

1Adjusted net earnings for purposes of calculating free cash flow conversion may not agree to the adjusted net earnings. The difference is due to non-recurring expenses which were settled in cash in the year of occurrence as part of net cash flows from operating activities. 2We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by the purchase of property, plant, and equipment. We believe that free cash flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of free cash flow may not be directly comparable to similar measures used by other companies. Historical Free Cash Flow1,2 (2014 – 2023) Dollars in millions 33 February 22, 2024 | Valmont Industries, Inc.

1We use the non-GAAP measure of free cash flow, which we define as GAAP net cash flows from operating activities reduced by the purchase of property, plant, and equipment. We believe that free cash flow is a useful performance measure for management and useful to investors as the basis for comparing our performance with other companies. Our measure of free cash flow may not be directly comparable to similar measures used by other companies. Free Cash Flow Throughout the Cycle Dollars in millions 34 February 22, 2024 | Valmont Industries, Inc. 101 227 175 78 81 210 210 (42) 233 210 148 (100) (50) - 50 100 150 200 250 300 350 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 10 Year Avg GAAP 0.55X 5.66X 1.00X 0.65X 0.80X 1.44X 1.49X (0.21X) 0.93X 1.39X Adj. 0.53X 1.71X 1.25X 0.48X 0.62X 1.44X 1.31X (0.19X) 0.82X 0.72X Historical FCF Conversion by Year1 2014 – 2023 Free Cash Flow1 10-yr Avg. $148M GAAP 1.37X Adj. 0.87X Years of rapid raw material cost inflation

Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt to Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA (or 3.75X Adjusted EBITDA after certain material acquisitions) of the prior four fiscal quarters. See “Leverage Ratio” below. Calculation of Adjusted EBITDA and Leverage Ratio Dollars in thousands 35 February 22, 2024 | Valmont Industries, Inc.